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KPMG Peat Marwick LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
TCF Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                       /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 21, 1997


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KPMG Peat Marwick LLP
4200 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402


                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Winthrop Resources Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                       /s/ KPMG Peat Marwick LLP


Minneapolis, Minnesota
May 21, 1997